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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) December 17, 2001

                              CITYXPRESS.COM CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)

        000-30742                                          98-0232838
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


 SUITE 200, 1727 WEST BROADWAY, VANCOUVER, B.C. CANADA         V6J 4W6
 -----------------------------------------------------         -------
      (Address of Principal Executive Offices)               (Zip Code)

                                 (604) 638-3811
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              (Registrant's Telephone Number, Including Area Code)


   -------------------------------------------------------------------------
          (Former Name of Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

         On December 17, 2001, the Company terminated its relationship with Ernst & Young LLP ("Ernst & Young") as the Company's independent chartered accountants. The decision to change accountants was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

         During the Company's two most recent fiscal years ended June 30, 2001 and during the interim period from July 1, 2001 to December 17, 2001,there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter of the disagreement in its report.

         The report of Ernst & Young on the consolidated financial statements of CityXpress.com Corp and subsidiaries as of and for the years ended June 30, 2001 and June 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except the report contained a qualification as to uncertainty to the effect that the Company's recurring losses from operations raised substantial doubt about the Company's ability to continue as a going concern.

         On December 17, 2001, the Company engaged Grant Thornton L.L.P. ("Grant Thornton") as its independent chartered accountants to audit the Company's consolidated financial statements for the year ended June 30, 2002. Neither the Company nor anyone on its behalf has consulted Grant Thornton regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements during the Company's two most recent fiscal years or during the interim period from July 1, 2001 to December 17, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         16.1 [If provided to the Company] Letter of Ernst & Young, LLP dated December 21, 2001 regarding change in certifying accountant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CITYXPRESS.COM CORP.

Date: December 21, 2001                              By:    /s/ Ken Bradley

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                                  EXHIBIT INDEX

Exhibit           Description
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

16.1 Letter of Ernst & Young L.L.P. dated December 21, regarding change in certifying accountant.